UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 22, 2026

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or formed address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

1-for-6 Reverse Stock Split

The Board of Directors (“Board”) of Boxlight Corporation, a Nevada corporation (the “Company”), approved a reverse stock split of the Company’s authorized, issued and outstanding shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a ratio of 1-for-6 (the “Reverse Stock Split”). The Reverse Stock Split has become effective as of 9:30 a.m., Eastern Time, on June 22, 2026 (the “Effective Date”), with the Class A Common Stock trading on The Nasdaq Capital Market (“Nasdaq”) on a reverse split-adjusted basis under the Company’s existing trading symbol “BOXL” on June 22, 2026.

On June 17, 2026, the Company filed a Certificate of Change with the Nevada Secretary of State (the “Certificate of Change”) to effectuate the Reverse Stock Split. A copy of the Certificate of Change is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Reason for the Reverse Stock Split

The Reverse Stock Split is intended to increase the closing bid price of the Company’s Class A Common Stock above $1.00 per share, and to enable the Company to manage continued compliance with Nasdaq Listing Rule 5550(a)(2).

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split has become effective as of 9:30 a.m., Eastern Time, on June 22, 2026 (the “Effective Date”), with the Class A Common Stock trading on Nasdaq on a reverse split-adjusted basis under the Company’s existing trading symbol “BOXL” on June 22, 2026. The CUSIP number for the Class A Common Stock will change to 103197505.

Split Adjustment; No Fractional Shares. On the Effective Date, the total number of shares of the Company’s Class A Common Stock held by each stockholder will be automatically converted into the number of whole shares of Class A Common Stock equal to (i) the number of issued and outstanding shares of Class A Common Stock held by such stockholder immediately prior to the Reverse Stock Split, divided by (ii) six (6). No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split Class A Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares. VStock Transfer, LLC is acting as transfer and exchange agent for the Reverse Stock Split. Registered stockholders who hold shares of Class A Common Stock are not required to take any action to receive post-Reverse Stock Split shares. Stockholders owning shares of Class A Common Stock via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker’s particular processes, and will not be required to take any action in connection with the Reverse Stock Split.

State Filing. Pursuant to Nevada Revised Statutes (NRS) Section 78.209, the Company filed the Certificate of Change with the Secretary of State of the State of Nevada on June 17, 2026 to effectuate the Reverse Stock Split. The Certificate of Change provides that the Reverse Stock Split will become effective at 9:30 a.m., Eastern Time, on June 22, 2026. A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effectuate a Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the Class A Common Stock and the number of issued and outstanding shares of the Class A Common Stock are proportionally reduced as a result of the Reverse Stock Split; (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company; and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with such requirements.

Capitalization. Prior to the Reverse Stock Split, the Company was authorized to issue (i) 4,166,667 shares of Class A Common Stock, par value $0.0001 per share, (ii) 50,000,000 shares of Class B non-voting common stock, par value $0.0001 per share and (iii) 50,000,000 shares of preferred stock, par value $0.0001 per share. As a result of the Reverse Stock Split, the Company will be authorized to issue 694,445 shares of Class A Common Stock. The par value per share of the Class A Common Stock will remain unchanged at $0.0001 per share. The total number of shares of Class B non-voting common stock and preferred stock of the Company authorized for issuance will not be impacted by the Reverse Stock Split.

Immediately after effecting the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of the Company’s Class A Common Stock will be substantially unaffected by the Reverse Stock Split.

Adjustments to Equity Awards, Warrants and Convertible Preferred Stock. As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Class A Common Stock underlying the Company’s outstanding equity awards and the number of shares issuable under the Company’s equity incentive plans and certain existing agreements, as well as the exercise, grant and acquisition prices of such equity awards, as applicable. In addition, proportionate adjustments will be made to the Company’s outstanding warrants, resulting in each warrant becoming exercisable for one sixth (1/6th) of a share of Class A Common Stock. Furthermore, proportionate adjustments will be made to the conversion factor at which the Company’s convertible preferred stock may be converted into Class A Common Stock.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements about the Reverse Stock Split and the timing thereof, as well as the trading of the Class A Common Stock, the Company’s ability to increase its closing bid price above $1.00 per share of Class A Common Stock and its ability to manage compliance with the minimum bid price requirement for continued listing on Nasdaq. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as reports on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On June 17, 2026, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Change, filed on June 17, 2026
99.1	Press Release, dated June 17, 2026
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated:	June 22, 2026
		By:	/s/ Ryan Zeek
		Name:	Ryan Zeek
		Title:	Chief Financial Officer

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